UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2006

Lifeline Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Englewood, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2006, the Board of Directors of Lifeline Therapeutics, Inc. (the "Company") approved and adopted the Lifeline Therapeutics, Inc. 2007 Long-Term Incentive Plan (the "Incentive Plan"). The Incentive Plan provides for the granting of several types of awards to employees and other eligible persons (as determined by the Compensation Committee of the Board of Directors), including stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance grants and other awards deemed by the Compensation Committee to be consistent with the purposes of the Incentive Plan. A maximum of 6,000,000 shares of the Company’s series A common stock will be authorized to be issued under the Incentive Plan in connection with the grant of awards, subject to certain adjustments described in the Incentive Plan. The Incentive Plan is attached as Exhibit 10.1 to this report and is incorporated herein by this reference.

Also on September 26, 2006, the Compensation Committee approved a form of Stock Option Agreement (the "Stock Option Agreement") to reflect future grants of stock options to purchase shares of the Company’s series A common stock to employees as participants in the Incentive Plan. The form of Stock Option Agreement is attached as Exhibit 10.2 to this report and is incorporated herein by this reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the approval and adoption of the Incentive Plan as described in Item 1.01 above, the Compensation Committee approved the termination of the Company’s 2006 Stock Option Plan (the "Stock Option Plan") as of September 26, 2006. In connection with such termination and subject in all cases to the approval of the grantees, the Compensation Committee also approved the termination and replacement of all awards of stock options made under the Stock Option Plan. The new grants replacing these options made under the Stock Option Plan will be made under the Incentive Plan and will be granted to the same grantees who were awarded options under the Stock Option Plan. These new grants will be on substantially the same terms as the options granted under the Stock Option Plan, including as to number of underlying shares and exercise price. In addition, these new option grants will vest on the same dates as the existing options and the expiration dates will be the same under the new option grants as under the existing options. The Stock Option Plan was filed as Exhibit 10.09 to the Company’s Registration Statement on Form SB-2/A filed on February 6, 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Lifeline Therapeutics, Inc. 2007 Long-Term Incentive Plan
Exhibit 10.2 Form of Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeline Therapeutics, Inc.

October 2, 2006	By:	Stephen K. Onody

Name: Stephen K. Onody
Title: CEO

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Exhibit Index

Exhibit No.	Description

10.1	Lifeline Therapeutics, Inc. 2007 Long-Term Incentive Plan
10.2	Form of Stock Option Agreement